EXHIBIT 10.3

EXECUTION VERSION

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of November 2, 2016, by and among TetraLogic Pharmaceuticals Corporation, a Delaware corporation (the “Company”), and each of the undersigned stockholders (each, a “Stockholder” and collectively, the “Stockholders”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), (the Company, and the Stockholders are hereby referred to individually, as a “Party”, and collectively, as the “Parties”).

R E C I T A L S

WHEREAS, each Stockholder is the owner, beneficially or of record, of such number of shares of Common Stock of the Company (the “Shares”) set forth on its signature page below;

WHEREAS, the Company is entering into an Asset Purchase Agreement, dated November 2, 2016 (the “APA”), with its wholly-owned subsidiary TetraLogic Research and Development Corporation, a Delaware corporation (“TR&D”), and Medivir AB, a company organized under the laws of Sweden (“Medivir”), pursuant to which Medivir will purchase substantially all of the assets of the Company and TR&D relating to the birinapant and SHP-141 (remetinostat) lead molecules (the “Asset Purchase”);

WHEREAS, the Board of Directors of the Company has: (x) determined that the Asset Purchase and APA are fair to, and in the best interests of, the Company and its stockholders; (y) approved the Asset Purchase and APA; and (z) determined to recommend to the stockholders of the Company to approve the Asset Purchase and the APA;

WHEREAS, as a condition to the willingness of Medivir to enter into the APA, Medivir has requested that each Stockholder agrees, and in order to induce Medivir to enter into the APA, each Stockholder has agreed, to enter into this Agreement in connection with the Asset Purchase.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises, covenants, representations, warranties, releases and agreements herein contained, and intending to be legally bound, the Parties hereby agree as follows:

A G R E E M E N T

1.             Representations of Stockholder.  Each Stockholder hereby represents and warrants, only with respect to itself, the following:

(a)           Such Stockholder owns, beneficially or of record, the Shares set forth on its signature page below, free and clear any liens, encumbrances, claims, pledges, impositions or defects in title.

(b)           Such Stockholder has the right to vote the number of Shares set forth below to its signature below.

(c)           Such Stockholder has full power and authority to enter into and preform all of such Stockholder’s obligations under this Agreement.  This Agreement has been duly executed and delivered by such Stockholder and, upon its execution and delivery by the Company, will constitute a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors rights generally, and the availability of injunctive relief and other equitable remedies.

(d)           Such Stockholder does not own, beneficially or of record, any equity or other ownership interest of the Company other than the Shares.

(e)           There are no options, warrants, voting, proxy, power of attorney or other rights, agreements, arrangements or commitments of any character to which such Stockholder is a party relating to the pledge, disposition or voting of any of the Shares and there are no voting trusts or voting agreements with respect to the Shares.

(f)            The execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof will not (i) conflict with or result in a breach, or constitute a default (with or without notice of lapse of time or both) under any provision of, any contract or other agreement or obligation to which such Stockholder or to such Stockholder’s properties or assets may be bound; or (ii) violate any order, writ injunction, decree, judgment, order, law, statute, rule or regulation applicable to such Stockholder or any of such Stockholder’s assets or properties.

2.             Adjustments; Additional Shares.  In the event that after the date of this Agreement any shares of Common Stock or other securities of the Company or another corporation or other legal entity are issued with respect to, or in exchange for, any of the Shares by reason of any stock dividend, stock split, consolidation of shares, reclassification, recapitalization, exchange, merger or consolidation or otherwise involving the Company, such shares of Common Stock or other securities shall be deemed to be Shares for purposes of this Agreement.  Each Stockholder agrees that all shares of Common Stock or other securities of the Company that such Stockholder purchases, acquires the rights to vote or otherwise acquires beneficial ownership of after the execution of this Agreement, but during the term of this Agreement, shall be subject to the terms of this Agreement and shall constitute “Shares” for the purposes of this Agreement.

3.             Voting of Shares; Irrevocable Proxy.

(a)           During the term of this Agreement, and solely with respect to voting on the matters described in Section 3(b) below, each Stockholder agrees not to, and it shall not permit any entity under its control to, deposit any of the Shares in a voting trust, grant any proxies with respect to the Shares, grant any power of attorney with respect to the Shares or subject any of the Shares to any arrangement with respect to the voting of the Shares other than agreements entered into with the Company or Medivir. For the avoidance of doubt, this Agreement and the proxies and powers of attorney created hereby shall not apply to any matters submitted to the stockholders of the Company other than the matters described in Section 3(b) below.

(b)           Each Stockholder agrees during the term of this Agreement to vote the Shares, and to cause any holder of record of the Shares to vote or execute a written consent or consents if stockholders of the Company are requested to vote their shares through the execution of an action by written consent in lieu of any such annual or special meeting of stockholders of the Company: (i) in favor of the Asset Purchase and the APA, at every meeting (or in connection with any action by written consent) of the stockholders of the Company at which such matters are considered and at every adjournment or postponement thereof; and (ii) against (1) any action, proposal, transaction or agreement which would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the APA or any other agreement related to the Asset Purchase, or of the Stockholders under this Agreement and (2) any action, proposal, transaction or agreement that would impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Asset Purchase or the fulfillment of any conditions under this Agreement, the APA or any definitive agreements for the Asset Purchase or change in any manner the voting rights of any class of shares of the Company (including any amendments to the Company’s charter documents and by-laws).

(c)           Each Stockholder hereby appoints the Company and any designee of the Company, and each of them individually, its proxies and attorneys-in-fact, with full power of substitution and re-substitution, to vote or act by written consent during the term of this Agreement with respect to the Shares in accordance with this Section 3.  This proxy and power of attorney is given to secure the performance of the duties of each Stockholder under this Agreement.  Each Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by each Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by such Stockholder with respect to the Shares. The power of attorney granted by each Stockholder herein is a durable power of attorney and shall survive the dissolution, voluntary or involuntary bankruptcy, death or incapacity of such Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

(d)           The Company hereby accepts its appointment as proxy of the Stockholders, pursuant to paragraph (c) of this Section 3.

4.             Transfer Restrictions.  Each Stockholder covenants and agrees for the benefit of the Company that, during the term of this Agreement, such Stockholder shall not:

(a)           sell, transfer, pledge, hypothecate, encumber, assign, tender or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, hypothecation, encumbrance, assignment, tender or other disposition of, any Shares or any interest therein; provided, however, such Stockholder may sell, transfer, pledge, hypothecate, encumber, assign, tender or otherwise dispose of any Shares to a family member or trust or other entity for estate or tax planning purposes, provided, that any such sale transfer, pledge, hypothecation, encumbrance, assignment, tender or other disposition shall be conditioned on each such transferee signing and delivering a Voting Agreement in substantially the form of this Agreement;

(b)           grant any powers of attorney or proxies or consents in respect of any of the Shares, deposit any of such Shares into a voting trust, or enter into a voting agreement with respect to any of such Shares; or

(c)           take any other action with respect to the Shares that would restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder or the transactions contemplated hereby and by the APA.

5.             Term and Termination.  This Agreement and the proxies and powers of attorney provided shall terminate with respect to each Share, on a Share by Share basis, upon the earliest of (a) the mutual termination by the Parties, (b) the termination of the APA in accordance with its terms or (c) upon consummation of the transactions contemplated by the APA.

6.             Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any conflict of law rule or principle that would give effect to the laws of another jurisdiction.

7.             Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.

8.             Benefits; Binding Effect.  This Agreement shall be for the benefit of and binding upon the Parties and their respective heirs, personal representatives, legal representatives, successors, assigns and transferees, as applicable.

9.             Amendment or Modification.  This Agreement may be altered, modified or amended only by the unanimous written consent of the Parties.

10.          Assignment.  No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties.

11.          Entire Agreement; Third Party Beneficiaries.  This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and arrangements, both oral and written, among the Parties with respect to such subject matter.  This Agreement is not intended to confer any rights or remedies upon any person other than Medivir, which shall be deemed an express third party beneficiary of this Agreement, and the Parties.

12.          Specific Performance.  Each of the Parties agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms and that the Company, would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide adequate remedy in such event.  Accordingly, in addition to any other remedy to which a non-breaching Party may be entitled at law, a non-breaching Party shall be entitled to injunctive relief without the posting of any bond to prevent breaches of this Agreement and to specifically enforce the terms and provisions hereof.  Each Party further waives (a) any defense that a remedy at law would be adequate in any action for specific performance or injunctive relief hereunder and (b) any requirement for the posting of a bond or other security as a condition to such relief.

13.          Severability.  In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties.  The Parties further agree to negotiate in good faith to modify this Agreement so as to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that is mutually agreeable to the Parties and that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

14.          Further Assurances.  Each Party shall cooperate and take such action as may be reasonably requested by the other Party in order to carry out the provisions and purpose of this Agreement and the transaction contemplated hereby.

15.          Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

16.          Notices.  All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States return receipt requested, upon receipt; (b) if sent designated for overnight delivery by nationally recognized overnight air courier (such as Federal Express), two business days after delivery to such courier; (c) if sent by electronic mail transmission before 5:00 p.m. Eastern Time, upon receipt; (d) if sent by electronic mail transmission after 5:00 p.m. Eastern Time, on the following business day; and (e) if otherwise actually personally delivered, when delivered, provided that such notices, requests, demands and other communications are delivered to the address set forth below, or to such other address as any party shall provide by like notice to the other Parties to this Agreement::

(1)   if to a Stockholder, to the address set forth below to its signature.

(2)   If to the Company, to:

TetraLogic Pharmaceuticals Corporation

Attention:  General Counsel

E-mail: rsherman@TLOG.com

with a copy (which shall not constitute notice) to:

Pepper Hamilton LLP
620 Eighth Avenue
New York, NY 10018
Attention: Valérie Demont
E-mail:  demontv@pepperlaw.com

[Signatures appear on following page]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Voting Agreement as of the date first above written.

TETRALOGIC PHARMACEUTICALS CORPORATION

By:	/s/ Kevin Buchi
Name:	Kevin Buchi
Title:	CEO

[Additional Signature Pages Follow]

[Signature page to Voting Agreement]

STOCKHOLDERS

/s/ Paul Schmitt
PAUL SCHMITT
NUMBER OF SHARES: 30,000
ADDRESS:

/s/ Andrew Pecora
ANDREW PECORA
NUMBER OF SHARES: 136,176
ADDRESS:

/s/ Pat Hutchison
PAT HUTCHISON
NUMBER OF SHARES: 7,000
ADDRESS:

/s/ Kevin Buchi
KEVIN BUCHI
NUMBER OF SHARES: 480,714
ADDRESS:

[Signature page to Voting Agreement]

/s/ Richard Sherman
RICHARD SHERMAN
NUMBER OF SHARES: 75,000
ADDRESS:

NOVITAS CAPITAL III, L.P

BY:	/s/ Paul J. Schmitt
NAME: PAUL SCHMITT
TITLE: Managing Director
NUMBER OF SHARES: 1,512,962
ADDRESS:

PECORA & CO., LLC

BY:	/s/ Andrew Pecora
NAME: ANDREW PECORA
TITLE: Chairman
NUMBER OF SHARES: 48,654
ADDRESS:

PFIZER INC.

BY:	/s/ Barbara J. Dalton
NAME: BARBARA J. DALTON
TITLE: Vice President
NUMBER OF SHARES: 1,548,241
ADDRESS:

With a copy to:
Andrew J. Muratore
Assistant General Counsel
Pfizer Inc.

[Signature page to Voting Agreement]

HEALTHCARE VENTURES

BY:	/s/ Augustine Lawlor
NAME: AUGUSTINE LAWLOR
TITLE: GENERAL PARTNER
NUMBER OF SHARES: 2,586,466
ADDRESS:

[Signature page to Voting Agreement]